Filed pursuant to Rule 497(e)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

FMI Funds, Inc.
March 17, 2017

Supplement to the Statement of Additional Information
dated January 31, 2017

Change in Chief Compliance Officer

The Board of Directors of FMI Funds, Inc. (the “Funds”) has appointed Lauren Grebe to serve as Chief Compliance Officer of the Funds, effective March 18, 2017, following the retirement of Kathleen M. Lauters from her positions with the Funds.  All references and information pertaining to Ms. Lauters are hereby deleted.

Accordingly, the information related to Ms. Lauters in the “Directors and Officers of the Funds” section beginning on page 21 of the Statement of Additional Information is deleted and replaced in its entirety with the following:

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years
Other Officers
Lauren Grebe, 30 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Chief Compliance Officer since March 2017 (at Discretion of Board).

Ms. Grebe has been a Compliance Officer for the Funds since June 2016. Ms. Grebe was previously employed with PricewaterhouseCoopers, LLP, auditing clients in the asset management industry, with titles of Manager (July 2015-June 2016), Senior Associate (July 2012-June 2015), and Associate (August 2009-June 2012).

FMI International Fund (the “International Fund”) to be Closed to New Investors

Effective April 30, 2017, the International Fund will be closed to new investors.  See the Prospectus, as amended and supplemented, for more information.  In connection with the closing of the International Fund, the discussion on the “Exchange Privilege” on pages 40 and 41 of the Statement of Additional Information is deleted and replaced in its entirety with the following:

EXCHANGE PRIVILEGE

Investors may exchange shares of a Fund for shares of another Fund or the First American Retail Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of a Fund at net asset value.  As the International Fund is closed to new investors, an exchange can be made into the International Fund only if the shareholder is a current shareholder of the International Fund.  Investors should keep in mind that exchanges to open a new account for Investor Class shares are subject to a $1,000 minimum ($2,500 with regard to the FMI International Fund) and Institutional Class shares are subject to a $100,000 minimum.  Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms, including a prospectus of the aforementioned funds.  The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Funds or the Adviser of, an investment in the First American Retail Prime Obligations Fund.

The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the Funds or the First American Retail Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Funds or the First American Retail Prime Obligations Fund through a subsequent exercise of the exchange privilege.  There is currently no limitation on the number of exchanges an investor may make.  The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

For federal income tax purposes, a redemption of shares of a Fund pursuant to the exchange privilege may result in a capital gain if the proceeds received exceed the investor’s tax-cost basis of the shares redeemed.  Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

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The date of this Supplement is March 17, 2017.

Please retain this Supplement for future reference.